Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Anebulo Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, that to their knowledge:

(1) The Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 , as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2023	By	/s/ Simon Allen
Simon Allen
Chief Executive Officer (Principal Executive Officer)

Date: May 11, 2023	By	/s/ Sandra Gardiner
Sandra Gardiner
Acting Chief Financial Officer (Principal Financial and Accounting Officer)